Earnings Per Share - Summary of Weighted Average Number of Ordinary Shares (Detail) - Increase (decrease) due to corrections of prior period errors [member] - shares shares in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Earnings per share [line items]
Issued ordinary shares at beginning of year	30,598	30,598	23,947
Effect of shares issued	0	0	620
Weighted average number of ordinary shares outstanding ending balance	30,598	30,598	24,567